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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 21, 1998

                                  PDK LABS INC.
             (Exact name of registrant as specified in its charter)

New York                              0-19121                   11-2590436
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(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
  Formation)

145 Ricefield Lane, Hauppauge, New York                             11788
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (516) 273-2630
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(Former name or former address, if changes since last report)

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Item 5. Other Events.

         On August 21, 1998, Michael Krasnoff resigned as the Company's Chief Executive Officer, President and Chairman of the Board of Directors.

         Reginald Spinello has been appointed as the Company's Chief Executive Officer, Chairman of the Board and President. Mr. Spinello has been an Executive Vice President of the Company since September 1993 and a member of the Company's Board of Directors since August 1997. Mr. Spinello will also continue to serve as President of the Company's subsidiary Futurebiotics, Inc.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                  PDK LABS INC.

                              By: /s/ Reginald Spinello
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                                  Reginald Spinello
                                  Chief Executive Officer

Dated: August 21, 1998
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